Exhibit 10.6

EXECUTION VERSION

TERM LOAN INTERCREDITOR AGREEMENT

TERM LOAN INTERCREDITOR AGREEMENT, dated as of November 7, 2017 (this “Agreement”), among NUMBER HOLDINGS, INC. (“Holdings”), 99 CENTS ONLY STORES LLC (the “Borrower”), the other Grantors (as defined below) party hereto,                                    ROYAL BANK OF CANADA (“Royal Bank”), as Representative for the Credit Agreement Secured Parties (in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Representative for the Initial Second Priority Debt Parties (in such capacity, the “Initial Second Priority Representative”), and each additional Second Priority Representative and Senior Representative that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Second Priority Representative (for itself and on behalf of the Initial Second Priority Debt Parties), each additional Senior Representative (for itself and on behalf of the Additional Senior Debt Parties under the applicable Additional Senior Debt Facility), the Grantors, and each additional Second Priority Representative (for itself and on behalf of the Second Priority Debt Parties under the applicable Second Priority Debt Facility) agree as follows:

ARTICLE I

Definitions

SECTION 1.01.                                     Certain Defined Terms.  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein.  As used in this Agreement, the following terms have the meanings specified below:

“ABL Obligations” shall have the meaning assigned to the term “ABL Obligations” in the ABL/Term Intercreditor Agreement.

“ABL Secured Parties” shall have the meaning assigned to the term “ABL Secured Parties” in the ABL/Term Intercreditor Agreement.

“ABL/Term Intercreditor Agreement” means the Intercreditor Agreement, dated as of January 13, 2012, as amended by Amendment No. 1, dated as of November 7, 2017, among Royal Bank, in its capacity as representative thereunder for the ABL Secured Parties, Royal Bank, in its capacity as Administrative Agent, and the other parties thereto.

“ABL/Term/Notes Intercreditor Agreement” means the Notes Intercreditor Agreement as defined in the Credit Agreement (or similar term).

“Additional Senior Debt” means any Indebtedness that is issued or guaranteed by any Borrower and/or any Guarantor (other than Indebtedness constituting Credit Agreement Obligations or ABL Obligations) which Indebtedness and Guarantees are secured by the Senior Collateral (or a portion thereof) on a basis that is senior to the Second Priority Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Debt Document and Second Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have (A) executed and delivered this Agreement as of the date hereof or become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) to the extent applicable, executed and delivered a Pari Intercreditor Agreement.

“Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the promissory notes, indentures, credit agreements, the Senior Collateral Documents or other operative agreements evidencing or governing such Indebtedness.

“Additional Senior Debt Facility” means each indenture, credit agreement or other governing agreement with respect to any Additional Senior Debt.

“Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, (a) all principal of, and interest (including, without limitation, any interest, fees or expenses which accrues after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Senior Debt and (b) all other amounts payable by any Grantor to the related Additional Senior Debt Parties under the related Additional Senior Debt Documents, (c) any Secured Hedge Obligations secured under the Senior Collateral Documents securing the related series, issue or class of Additional Senior Debt Obligations, (d) any Secured Cash Management Obligations secured under the Senior Collateral Documents securing the related series, issue or class of Additional Senior Debt Obligations and (e) any renewals or extensions of the foregoing; provided that, Excess Senior Obligations shall be excluded from (and shall not constitute) Additional Senior Debt Obligations.

“Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by any Borrower or any Guarantor under any related Additional Senior Debt Documents.

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Article XI of the Credit Agreement; provided, however, that if the Credit Agreement is Refinanced, then all references herein to the Administrative Agent shall refer to the administrative agent (or trustee) under the Refinancing.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Class Debt” has the meaning assigned to such term in Section 8.09.

“Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Class Debt Representatives” has the meaning assigned to such term in Section 8.09.

“Collateral” means the Senior Collateral and the Second Priority Collateral.

“Collateral Documents” means the Senior Collateral Documents and the Second Priority Collateral Documents.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Agreement” means that certain Credit Agreement, dated as of January 13, 2012, as amended by Amendment No. 1, dated as of April 1, 2012, Amendment No. 2, dated as of October 8, 2013, and Amendment No. 3, dated as of November 7, 2017, among Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto, Royal Bank, as Administrative Agent, and the other parties thereto.

“Credit Agreement Loan Documents” means the Credit Agreement and the other “Loan Documents” as defined in the Credit Agreement (or similar term).

“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement (or similar term in any Refinancing thereof); provided that, Excess Senior Obligations shall be excluded from (and shall not constitute) Credit Agreement Obligations.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement (or similar term in any Refinancing thereof).

“Debt Facility” means any Senior Facility and any Second Priority Debt Facility.

“Designated Second Priority Representative” means (i) the Initial Second Priority Representative, until such time as the Second Priority Debt Facility under the Initial Second Priority Debt Documents ceases to be the only Second Priority Debt Facility under this Agreement and (ii) thereafter, the Second Priority Representative designated from time to time by the Second Priority Majority Representatives, in a written notice to the Designated Senior Representative and the Borrower hereunder, as the “Designated Second Priority Representative” for purposes hereof.  The Second Priority Representative may treat the Administrative Agent as Designated Senior Representative until such time as it receives a notice that it was replaced as Designated Senior Representative.

“Designated Senior Representative” means (i) if at any time there is only one Senior Representative for a Senior Facility with respect to which the Discharge of Senior Obligations has not occurred, such Senior Representative and (ii) at any time when clause (i) does not apply, the Administrative Agent at such time.

“Designated Term Debt Representative” means the Administrative Agent until it shall have notified each other Representative hereunder in writing that the Credit Agreement Obligations are Discharged, at which time the Designated Term Debt Representative shall be the “Majority Term Debt Representative”.  If at any time subsequent to an appointment of the applicable Representative as the Designated Term Debt Representative, a class or series of Senior Obligations or Second Priority Debt Obligations are incurred and become subject to the provisions of this Agreement, then the Designated

Term Debt Representative thereafter shall be the applicable Representative on the terms set forth in this definition.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means, with respect to any Debt Facility, as applicable, the date on which (i) (a) the principal of and interest (including interest accruing on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in the proceeding)  on all outstanding Indebtedness included in the Debt Facility, are paid in full in cash, (b) all other Senior Obligations or Second Priority Debt Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time) are paid in full in cash and (c) with respect to any Secured Hedge Obligations or Secured Cash Management Obligations secured by the Collateral Documents for such Debt Facility, either (x) such Secured Hedge Obligations or Secured Cash Management Obligations have either been paid in full and are no longer secured by the Collateral pursuant to the terms of the documentation governing such Debt Facility, (y) such Secured Hedge Obligations or Secured Cash Management Obligations shall have been cash collateralized on terms reasonably satisfactory to each applicable counterparty (or other arrangements reasonably satisfactory to the applicable counterparty shall have been made) or (z) such Secured Hedge Obligations or Secured Cash Management Obligations are no longer secured by the Collateral pursuant to the terms of the documentation governing such Debt Facility, (ii) any letters of credit issued under the Senior Facilities have terminated or have been cash collateralized or backstopped (in the amount and form required under the applicable Debt Facility) and (iii) all commitments of the Senior Secured Parties and the Second Priority Debt Parties under their respective Debt Facilities have terminated.  The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with an Additional Senior Debt Facility secured by such Shared Collateral under one or more Additional Senior Debt Documents which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Designated Second Priority Representative as the “Credit Agreement” for purposes of this Agreement.

“Discharge of Senior Obligations” means the date on which the Discharge of Credit Agreement Obligations and the Discharge of each Additional Senior Debt Facility has occurred.

“Excess Second Priority Obligations” means the sum of (a) the portion of the principal amount of the loans or the notes outstanding under the Second Priority Debt Documents that is in excess of the Second Priority Cap, plus (b) the portion of interest and fees on account of such portion of the loans or the notes described in clause (a) of this definition.

“Excess Senior Obligations” means the sum of (a) the portion of the principal amount of the loans or the notes outstanding under the Senior Debt Documents that is in excess of the Senior Cap, plus (b) the portion of interest and fees on account of such portion of the loans or the notes described in clause (a) of this definition.

“Grantors” means Holdings, the Borrower and each Subsidiary of the Borrower which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Guarantor” means each “Guarantor” as defined in the Credit Agreement.

“Initial Second Priority Collateral Documents” means the “Security Agreement” and the other “Collateral Documents” each as defined in the Initial Second Priority Debt Documents and each of the other collateral agreements, security agreements, pledge agreements, debentures and other instruments and documents executed and delivered by a Borrower or any other Grantor for purposes of providing collateral security for the Initial Second Priority Debt Obligations.

“Initial Second Priority Credit Agreement” means that certain Credit Agreement, dated as of November 7, 2017, among Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto, Wilmington Trust, National Association, as administrative agent and collateral agent, and the other parties thereto.

“Initial Second Priority Debt” means the Second Priority Debt incurred pursuant to the Initial Second Priority Debt Documents.

“Initial Second Priority Debt Documents” means the Initial Second Priority Credit Agreement and any notes, security documents, pledge agreements, debentures and other operative agreements evidencing or governing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Second Priority Debt Obligations.

“Initial Second Priority Debt Obligations” means the “Obligations” as defined in the Initial Second Priority Debt Documents (or similar term in any Refinancing thereof).

“Initial Second Priority Debt Parties” means the “Secured Parties” as defined in the Initial Second Priority Debt Documents (or similar term in any Refinancing thereof) and the Initial Second Priority Representative.

“Initial Second Priority Representative” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Insolvency or Liquidation Proceeding” means:

(1)                                 any case commenced by or against a Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of a Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to a Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)                                 any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to a Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)                                 any other proceeding of any type or nature in which substantially all claims of creditors of any Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property” means intellectual and similar property of every kind and nature now owned, licensed or hereafter acquired by any Grantor that is subject to a security interest under any Debt Facility, including inventions, designs, patents, copyrights, licenses, trademarks, trade secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software, databases, all other proprietary information and all embodiments or fixations thereof and related documentation and registrations and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex II or Annex III hereof required to be delivered by a Representative to the Designated Senior Representative pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the Senior Secured Parties or Second Priority Secured Parties, as the case may be, under such Debt Facility.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease in and of itself be deemed a Lien.

“Majority Term Debt Representative” means, with respect to any Shared Collateral, the Representative of the series of Secured Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Secured Obligations with respect to such Shared Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Pari Intercreditor Agreement” shall mean (a) in the case of Liens securing Senior Obligations, an intercreditor agreement between the Administrative Agent and any other Senior Debt Representative or Representatives and (b) in the case of Liens securing Second Priority Debt Obligations, an intercreditor agreement between the applicable Second Priority Representative and any other Second Priority Representative or Representatives, providing for the pari passu treatment of such Liens and in each case in form and substance reasonably satisfactory to the Representatives.

“Person” any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeds” means

(a)                                 all “proceeds,” as defined in Article 9 of the UCC, of the Collateral, and

(b)                                 whatever is recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, including any additional or replacement Collateral provided during any Insolvency or Liquidation Proceeding and any payment or property received in an Insolvency or Liquidation Proceeding on account of any “secured claim” (within the meaning of section 506(b) of the Bankruptcy Code or similar bankruptcy or insolvency law).

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such indebtedness, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement.  “Refinanced” and “Refinancing” have correlative meanings.

“Representatives” means the Senior Representatives and the Second Priority Representatives.

“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

“Second Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Second Priority Collateral” means any “Collateral” as defined in any Second Priority Debt Document or any other assets of a Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means the Initial Second Priority Collateral Documents and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by a Borrower or any Grantor for purposes of providing collateral security for any Second Priority Debt Obligation.

“Second Priority Cap” means the sum of (i) (1) the amount of Second Priority Debt Obligations permitted under Section 9.3(x) of the Credit Agreement as in effect on the date of this Agreement plus (2) any interest, fees or expenses paid in kind relating to the Second Priority Debt Obligations described in the foregoing clause (1) minus (3) the amount of all prepayments or other payments in each case of the principal of Second Priority Debt Obligations (but not including any prepayments or other payments of Second Priority Debt Obligations made in connection with a Refinancing thereof) plus (ii) in the case of DIP Financing provided by one or more Second Priority Debt Parties to the Borrower or any other Grantor, the principal amount in respect thereof (including any interest, fees or expenses paid in kind) that is approved by the applicable bankruptcy court.

“Second Priority Debt” means any Indebtedness of any Borrower or any other Grantor guaranteed by the Guarantors, including the Initial Second Priority Debt, which Indebtedness and guarantees are secured by the Second Priority Collateral on a pari passu basis with the Initial Second Priority Debt Obligations and any other Second Priority Debt Obligations and the applicable Second Priority Debt Documents provide that such Indebtedness and guarantees are to be secured by such Second Priority Collateral on a subordinate basis to the Senior Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by the Senior Debt Documents and Second Priority Debt Documents and (ii) except in the case of the Initial Second Priority Debt hereunder, the Representative for the holders of such Indebtedness shall have (A) become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) to the extent applicable, executed and delivered a Pari Intercreditor Agreement.

“Second Priority Debt Documents” means the Initial Second Priority Debt Documents and, with respect to any series, issue or class of Second Priority Debt, the promissory notes, indentures, credit agreement, the Second Priority Collateral Documents or other operative agreements evidencing or governing such Indebtedness.

“Second Priority Debt Facility” means each indenture, credit agreement or other governing agreement with respect to any Second Priority Debt.

“Second Priority Debt Obligations” means the Initial Second Priority Debt Obligations and, with respect to any other series, issue or class of Second Priority Debt, (a) all principal of, and interest (including, without limitation, any interest, fees or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Second Priority Debt and (b) all other amounts payable to the related Second Priority Debt Parties under the related Second Priority Debt Documents.

“Second Priority Debt Parties” means the Initial Second Priority Debt Parties and, with respect to any other series, issue or class of Second Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by any Borrower or any other Grantor under any related Second Priority Debt Documents.

“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 180 consecutive days after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated Senior Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Debt Obligations of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall not be deemed to have occurred (but the tolling of such 180 consecutive day period shall be stayed)  (1) at any time the Designated Senior Representative has commenced and is diligently pursuing any enforcement action with respect to all or a material portion of the Shared Collateral or diligently attempting to vacate any stay or prohibition against such exercise or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Debt Parties under Second Priority Collateral Documents.

“Second Priority Majority Representatives” means Second Priority Representatives representing at least a majority of the then aggregate amount of Second Priority Debt Obligations that agree to vote together.

“Second Priority Representative” means (i) in the case of the Initial Second Priority Debt Obligations covered hereby, the Initial Second Priority Representative and (ii) in the case of any other Second Priority Debt Facility, the Second Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Second Priority Debt Facility that is named as the Representative in respect of such Second Priority Debt Facility in the applicable Joinder Agreement.

“Secured Cash Management Obligations” shall mean obligations in respect of Cash Management Services that are intended under the applicable Senior Priority Collateral Document to be secured by Shared Collateral.

“Secured Hedge Obligations” shall mean obligations under Swap Contracts that are intended under the applicable Senior Priority Collateral Document to be secured by Shared Collateral.

“Secured Obligations” means the Senior Obligations and the Second Priority Debt Obligations.

“Secured Parties” means the Senior Secured Parties and the Second Priority Debt Parties.

“Senior Cap” means the sum of (i)(1) $506,000,000 plus (2) Additional Senior Debt Obligations plus (3) all capitalized interest in respect of obligations described in the foregoing clauses (1) and (2) minus (4) the amount of all prepayments or other payments in each case of the principal of Senior Obligations (including any roll-up obligations in connection with DIP Financing described in clause (ii) below but not including any prepayments or other payments of Senior Obligations made in connection with a Refinancing thereof) plus (ii) in the case of DIP Financing provided by one or more Senior Secured Parties to the Borrower or any other Grantor, the principal amount in respect thereof (including any roll-up obligations and capitalized interest) that is approved by the applicable bankruptcy court.

“Senior Class Debt” has the meaning assigned to such term in Section 8.09.

“Senior Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Senior Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Senior Collateral” means any “Collateral” as defined in any Credit Agreement Loan Document or any other Senior Debt Document or any other assets of a Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations.

“Senior Collateral Documents” means the “Security Agreement” and the other “Collateral Documents” in each case as defined in the Credit Agreement or comparable term as defined in any Additional Senior Debt Documents and any other collateral agreements, security agreements and other instruments and documents executed and delivered by any Borrower or any other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Debt Documents” means (a) the Credit Agreement Loan Documents and (b) any Additional Senior Debt Documents.

“Senior Facilities” means the Credit Agreement and any Additional Senior Debt Facilities.

“Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

“Senior Obligations” means the Credit Agreement Obligations and any Additional Senior Debt Obligations; provided that, Excess Senior Obligations shall be excluded from (and shall not constitute) Senior Obligations.

“Senior Representative” means (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder (including with respect to any Additional Senior Debt Facility initially covered hereby on the date of this Agreement), the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement.

“Senior Secured Parties” means the Credit Agreement Secured Parties and any Additional Senior Debt Parties.

“Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Facility or the holders of Second Priority Debt Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facilities, are deemed pursuant to Article II to hold a security interest).

“Specified Portion” means twenty-two percent (22%).

“Subsidiary” means, with respect to any Person (a) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or Controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (b) any partnership, joint venture or limited liability company of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (ii) such Person or any Subsidiary of such Person is a controlling general partner or otherwise Controls such entity.

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02.                                     Interpretive Provision.  The interpretive provisions contained in Article I of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01.                                     Subordination.

Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Obligations now or hereafter held by or on behalf of any Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt Obligations and (b) any Lien on the Shared Collateral securing any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Debt Parties or any Second Priority Representative or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Obligations.  All Liens on the Shared Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of any Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.  Notwithstanding anything herein to the contrary, including the next following paragraph, the relative Lien priority of the Excess Senior Obligations to the Excess Second Priority Obligations shall be the same as the relative Lien priority of the Senior Obligations to the Second Priority Debt Obligations and the provisions of this Agreement shall apply to such categories of obligations mutatis mutandis.

Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) that secure Excess Senior Obligations and notwithstanding any provision of the UCC, any applicable law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Senior Representative, on behalf of itself and each Senior Secured Party under its Senior Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Second Priority Debt Obligations now or hereafter held by or on behalf of any Second Priority Representative or any other Second Priority Debt Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Excess Senior Obligations and (b) any Lien on the Shared Collateral securing any Excess Senior Obligations now or hereafter held by or on behalf of any Senior Representative, any Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Second Priority Debt Obligations.  All Liens on the Shared Collateral securing any Second Priority Debt Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Excess Senior Obligations for all purposes, whether or not such Liens securing any Excess Senior Obligations are subordinated to any Lien securing any other obligation of any Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

SECTION 2.02.                                     Nature of Senior Lender Claims.  Subject to Section 5.03, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time.  The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof.  As between the Borrower and the other Grantors and the Second Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower and the Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Obligations.

SECTION 2.03.                                     Prohibition on Contesting Liens.  Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and each Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt Obligations held (or purported to be held) by or on behalf of any of any Second Priority Representative or any of the Second Priority Debt Parties in the Second Priority Collateral.  Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.  Until the Discharge of Senior Obligations, Second Priority Representative will not assert any marshaling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

SECTION 2.04.                                     No New Liens.  (a)  Subject to the terms hereof, the parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, (i) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Second Priority Debt Obligation unless it has granted, or substantially concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations; and (ii) if any Second Priority Representative or any Second Priority Debt Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Obligations that are not also subject to the Liens securing all Senior Obligations under the Senior Collateral Documents, such Second Priority Representative or Second Priority Debt Party (x) shall notify the Designated Senior Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each Senior Representative as security for the Senior Obligations, shall assign such Lien to the Designated Senior Representative as security for all Senior Obligations for the benefit of the Senior Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (y) until such assignment or such grant of a similar Lien to each Senior Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Representative and the other Senior Secured Parties as security for the Senior Obligations.  To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Senior Representative or any other Senior Secured Party, each Second Priority Representative agrees, for itself and on behalf of the other Second Priority Debt Parties, that any amounts received by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.01 and Section 4.02.

(b)                                 Subject to the terms hereof, the parties hereto agree that, so long as the Discharge of Second Priority Debt Obligations has not occurred, (i) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Senior Obligation unless it has granted, or substantially concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Second Priority Debt Obligations and (ii) if any Senior Representative or any Senior Secured Party shall hold any Lien on any assets or property of any Grantor securing any Senior Obligations that are not also subject to the Liens securing all Second Priority Debt Obligations under the Second Priority Collateral Documents, such Senior Representative or Senior Secured Party shall notify the Designated Second Priority Representative promptly upon becoming aware thereof  and until a grant of a similar Lien to each Second Priority Representative, shall be deemed to hold and have held such Lien for the benefit of each Second Priority Representative and the other Second Priority Debt Parties as security for the Second Priority Debt Obligations.

(c)                                  The existence of a maximum claim with respect to any real property subject to a mortgage which applies to all Secured Obligations shall not be deemed to be a difference in Collateral among any series, issue or class of Senior Obligations or Second Priority Debt Obligations.

SECTION 2.05.                                     Perfection of Liens.  Except for the limited agreements of the Senior Representatives pursuant to Section 5.05 hereof, none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Debt Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Second Priority Debt Parties and shall not impose on the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.06.                                     Similar Liens and Agreements.  The parties hereto agree that it is their intention that the Senior Collateral and the Second Priority Collateral be identical.  In furtherance of the foregoing and of Section 8.12, the parties hereto agree, subject to the other provisions of this Agreement:

(a)                                 upon request by Designated Senior Representative or Designated Second Priority Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Senior Collateral and the Second Priority Collateral and the steps taken or to be taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Senior Debt Documents and the Second Priority Debt Documents; and

(b)                                 that the Senior Debt Documents and the Second Priority Debt Documents and guarantees for the Senior Debt Documents and the Second Priority Debt Documents, shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature thereof.

ARTICLE III

Enforcement

SECTION 3.01.                                     Exercise of Remedies.

(a)                                 So long as the Discharge of Senior Obligations has not occurred and subject to Article VI, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against a Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Debt Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) except as otherwise provided herein, the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against a Borrower or any other Grantor, any Second Priority Representative may file a claim, proof of claim or statement of interest with respect to the Second Priority Debt Obligations under its Second Priority Debt Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representatives or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, but no Second Priority Debt Party may receive any Proceeds thereof unless expressly permitted herein, (C) any Second Priority Representative and the Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, as and to the extent provided in Section 5.04, (D) any Second Priority Representative may exercise the rights and remedies provided for in Section 6.03 and the Second Priority Debt Parties may file any necessary, responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Priority Debt Parties or the avoidance of any Second Priority Lien to the extent not inconsistent with the terms of this Agreement, (E) any Second Priority Debt Party may vote on any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding that conforms to and is not inconsistent with the terms and conditions of this Agreement (including, for the avoidance of doubt, Section 6.08), (F) any Second Priority Debt Party may send notices of default relating to the Second Priority Debt Obligations, (G) any Second Priority Debt Party may accelerate the Second Priority Debt Obligations, (H) any Second Priority Debt Party may join (but not exercise control except from and after the Second Priority Enforcement Date) a judicial foreclosure or lien enforcement proceeding with respect to the Collateral initiated by the Senior Secured Parties to the extent such action could not reasonably be expected to interfere in any material respect with such enforcement action, (I) any Second Priority Debt

Party may bid for or purchase Collateral at any public, private or judicial foreclosure upon any Collateral initiated by any Senior Secured Party or any sale of Collateral during any Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Priority Debt Obligations unless the proceeds of such bid are otherwise sufficient to cause the Discharge of Senior Obligations and (J) from and after the Second Priority Enforcement Date, the Designated Second Priority Representative (or a person authorized by it) may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure).  In exercising rights and remedies with respect to the Senior Collateral, the Senior Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                 So long as the Discharge of Senior Obligations has not occurred, except as expressly provided in Section 3.01(a) and Article VI, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt Obligations.  Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(c)                                  Subject to Sections 3.01(a) and 5.04 and Article VI, (i) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that neither such Second Priority Representative nor any such Second Priority Debt Party will take any action that would hinder any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Debt Party may have as a junior lien creditor to object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Second Priority Debt Parties.

(d)                                 Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(e)                                  Until the Discharge of Senior Obligations, except as expressly provided in Section 3.01(a), the Designated Senior Representative (or any person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto.  Following the Discharge of Senior Obligations or from and after the Second Priority Enforcement Date, the Designated Second Priority Representative (or any person authorized by it) who may be instructed by the Second Priority Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative (or any person authorized by it) who may be instructed by the Second Priority Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations or from and after the Second Priority Enforcement Date as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Priority Debt Parties or the Second Priority Debt Obligations.

SECTION 3.02.                                     Cooperation.  Subject to Section 3.01(a) and Article VI, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representatives upon the request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt Obligations.

SECTION 3.03.                                     Actions upon Breach.  Should any Second Priority Representative or any Second Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Representative or other Senior Secured Party (in its or their own name or in the name of a Borrower or any other Grantor) or a Borrower may obtain relief against such Second Priority Representative or such Second Priority Debt Party by injunction, specific performance or other appropriate equitable relief.  Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that a Borrower, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party.

ARTICLE IV

Payments

SECTION 4.01.                                     Application of Proceeds.  After an Event of Default (as defined therein) under any Senior Debt Document has occurred and until such Event of Default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Shared Collateral or Proceeds thereof received in connection with (i) the sale or other disposition of, or collection on, such

Shared Collateral upon the exercise of remedies or (ii) any Insolvency or Liquidation Proceeding shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents until the Discharge of Senior Obligations has occurred.  Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt Obligations in such order as specified in the relevant Second Priority Debt Documents.

SECTION 4.02.                                     Payments Over.  Unless and until the Discharge of Senior Obligations has occurred or, thereafter, with respect to any Excess Second Priority Obligations, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Debt Party in connection with (i) the exercise of any right or remedy (including setoff) relating to the Shared Collateral or (ii) any Insolvency or Liquidation Proceeding, shall in each case be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Debt Party.  This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01.                                     Releases.

(a)                                 Subject to Article VI, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that, if in connection with (i) any sale, transfer or other disposition of any Shared Collateral by any Grantor (other than in connection with any enforcement or exercise of rights or remedies with respect to the Shared Collateral or any Insolvency or Liquidation Proceeding which shall be governed by clause (ii)) permitted under the terms of the Senior Debt Documents or consented to by the holders of Senior Obligations under the Senior Debt Documents and permitted under the terms of the Second Priority Debt Documents or consented to by the holders of Second Priority Debt Obligations (other than (A) in connection with the Discharge of Senior Obligations or (B) after the occurrence and during the continuance of any Event of Default under the Second Priority Debt Documents) or (ii) the enforcement or exercise of any rights or remedies with respect to the Shared Collateral or any Insolvency or Liquidation Proceeding, including any sale, transfer or other disposition of Collateral so long as net proceeds of any such Collateral are applied to reduce permanently the Senior Obligations and so long as the Second Priority Debt Parties shall retain a Lien on the proceeds of any such sale, transfer or other disposition of Collateral in connection with any exercise of remedies by the Senior Secured Parties (to the extent that such proceeds are not applied to the Senior Obligations), the Designated Senior Representative, for itself and on behalf of the other Senior Secured Parties releases any of the Senior Liens on  the Shared Collateral (a “Release”), then the Liens (other than the Lien on the proceeds thereof to the extent provided above in this sentence) on such Shared Collateral securing any Second Priority Debt Obligations shall be automatically, unconditionally and simultaneously released, and each Second Priority Representative shall, for itself and on behalf of the other applicable Second Priority Class Debt Parties, promptly execute and deliver to the Designated Senior Representative and the applicable Grantors such termination statements, releases and other documents as the Designated Senior Representative or any applicable Grantor may reasonably request to effectively confirm such Release.  Similarly, if the equity interests of any Person are foreclosed upon or otherwise disposed of pursuant to clause (i) or (ii) above and in connection therewith the Designated Senior Representative releases the Senior Liens on the property or assets of such Person or releases such Person from its guarantee of Senior Obligations, then the Second Priority Lien on such property or assets of such Person and such Person’s guarantee of Second Priority Debt Obligations shall be automatically released to the same extent.  Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents.

(b)                                 Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c)                                  Unless and until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an Event of Default (as defined in any Senior Debt Document) of Proceeds of Shared Collateral released in accordance with this Section 5.01 to the repayment of Senior Obligations pursuant to the Senior Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Debt Parties to receive Proceeds in connection with the Second Priority Debt Obligations not otherwise in contravention of this Agreement.

(d)                                 Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Second Priority Collateral Document each require any Grantor to (i) make payment in respect of any item of Shared Collateral, (ii) deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Representative and any Second Priority Representative or Second Priority Debt Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative.

SECTION 5.02.                                     Insurance and Condemnation Awards.  Unless and until the Discharge of Senior Obligations has occurred, the Designated Senior Representative and the Senior

Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral, in each case in accordance with the Senior Debt Documents.  Unless and until the Discharge of Senior Obligations has occurred, all Proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Debt Parties pursuant to the terms of the applicable Second Priority Debt Documents, and (iii) third, if no Second Priority Debt Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If any Second Priority Representative or any Second Priority Debt Party shall, at any time, receive any Proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such Proceeds over to the Designated Senior Representative in accordance with the terms of Section 4.02.

SECTION 5.03.                                     Amendments to Debt Documents.

(a)                                 The Senior Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Senior Debt Obligations may be Refinanced or replaced, in whole or in part, in each case, without the consent of any Second Priority Representative or any Second Priority Debt Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that, without the consent of the Second Priority Majority Representatives, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall (i) contravene any provision of this Agreement or (ii) increase the aggregate principal amount of the Senior Obligations that comprise principal in respect of loans or notes outstanding under the Senior Debt Documents to an amount in excess of the Senior Cap, without, in each case, the prior written consent of the Designated Second Priority Representative.

(b)                                 The Second Priority Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Second Priority Debt Obligations may be Refinanced or replaced, in whole or in part, in each case, without the consent of any Senior Class Debt Representative or any Senior Class Debt Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that, without the consent of the Senior Priority Class Debt Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall (i) contravene any provision of this Agreement, (ii) amend any term relating to payment or prepayment of the Senior Obligations in a manner adverse to the interests of the Senior Class Debt Parties or (iii) increase the aggregate principal amount of the Second Priority Debt Obligations that comprise principal in respect of loans or notes outstanding under the Second Priority Debt Documents to an amount in excess of the Second Priority Cap, without, in each case, the prior written consent of the Designated Senior Representative. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured

Parties (as defined in the Term Intercreditor Agreement referred to below) and the ABL Secured Parties (as defined in the ABL/Term Intercreditor Agreement referred to below), including liens and security interests granted to Royal Bank of Canada, as administrative agent, pursuant to or in connection with (A) the Credit Agreement, dated as of January 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time), among Number Holdings, Inc. (“Holdings”), 99 Cents Only Stores LLC (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent and collateral agent and (B) the Credit Agreement, dated as of January 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time), among Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent and collateral agent, and (ii) the exercise of any right or remedy by Collateral Agent hereunder is subject to the limitations and provisions of (A) the Term Loan Intercreditor Agreement, dated as of November 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Intercreditor Agreement”), among Holdings, the Borrower, Royal Bank of Canada, as Administrative Agent, Wilmington Trust, National Association, as Representative for the Initial Second Priority Debt Parties, and each additional Second Priority Representative and Senior Representative from time to time party thereto and (B) the Intercreditor Agreement, dated as of January 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL/Term Intercreditor Agreement” and, together with the Term Intercreditor Agreement, the “Intercreditor Agreements”), among Holdings, the Borrower, Royal Bank of Canada, as representative for the ABL Secured Parties thereunder, Royal Bank of Canada, as representative for the Term Secured Parties thereunder, and each additional secured party and representative from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreements and the terms of this Agreement, the terms of the Intercreditor Agreements shall govern.”

The inclusion of the foregoing language in the Second Priority Collateral Documents does not modify or impair the rights of the applicable Senior Secured Parties against the applicable Grantors.  The failure to include such language in any Second Priority Collateral Document shall not give rise to any liability on the part of any party to this Agreement with respect to such Second Priority Collateral Document.

(c)                                  In the event that each applicable Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representatives, the Senior Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in Senior Collateral) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Debt Party and without any action by any Second Priority Representative, the Borrower or any other Grantor; provided, however, that (i) no such amendment, waiver or consent shall (A) remove assets subject to the Second Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01(a) and provided that there is a substantially concurrent release of the corresponding Senior Liens, (B) be adverse in any material respect to the Second Priority Debt Parties to a greater extent than to the Senior Secured Parties (other than by virtue of the relative priorities and rights provided for in this Agreement) without the prior written consent of the Designated Second Priority Representative or (C) impose additional duties that are adverse on any Second Priority Representative without its prior written consent and (ii) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative within thirty (30) days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(d)                                 The Borrower agrees to deliver to each of the Designated Senior Representative and the Designated Second Priority Representative copies of (i) any material amendments, supplements or other modifications to the material Senior Debt Documents or the material Second Priority Debt Documents and (ii) any new material Senior Debt Documents or material Second Priority Debt Documents promptly after effectiveness thereof.

SECTION 5.04.                                     Rights as Unsecured Creditors.  The Second Priority Representatives and the Second Priority Debt Parties may as unsecured creditors exercise rights and remedies available to unsecured creditors generally against any Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law (including in any Insolvency or Liquidation Proceeding) to the extent such exercise is not inconsistent with the other provisions of this Agreement.  Except as provided in Section 4.02, nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Debt Party of the required payments of principal (including required mandatory prepayments to the extent any such mandatory prepayment is declined by the Senior Secured Parties), premium, interest (including interest at the default rate), fees and other amounts due under the Second Priority Debt Documents.  In the event any Second Priority Representative or any Second Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement.  Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral.

SECTION 5.05.                                     Gratuitous Bailee for Perfection.

(a)                                 Each Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession, control, or notation, of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of, or notation, in the name of, such Senior Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)                                 In the event that any Senior Representative (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, such Senior Representative agrees to hold such Liens as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)                                  Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist.  The rights of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)                                 The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05.  The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding, controlling, or being notated on, the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(e)                                  The Senior Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Debt Party, and each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f)                                   Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier, and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding.  The Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.  The Senior Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Debt Party in contravention of this Agreement.  No Senior Representative shall have any liability to any Second Priority Debt Party.

(g)                                  None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Borrower or any Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof or to any Second Priority Debt Party, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06.                                     When Discharge of Senior Obligations Deemed To Not Have Occurred.  If, at any time substantially concurrently with or after the Discharge of Senior Obligations has occurred, the Borrower or any Subsidiary of Holdings consummates any Refinancing or incurs any Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Obligations), then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement.  Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Borrower), including amendments or supplements to this Agreement, as the Borrower or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (b) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral and (c) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding.

SECTION 5.07.                                     Purchase Right.  Without prejudice to the enforcement of the Senior Secured Parties’ remedies, the Senior Secured Parties agree that at any time, one or more of the Second Priority Debt Parties may request, and the Senior Secured Parties hereby offer the Second Priority Debt Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Obligations outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the Senior Obligations and accrued and unpaid interest, fees, and expenses without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the Credit Agreement)).  If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request.  If one or more of the Second Priority Debt Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Senior Representative and the Second Priority Representative, subject to any consent rights of the Borrower under the Credit Agreement or any applicable Senior Debt Document.  If none of the Second Priority Debt Parties exercise such right, the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 for such purchase event and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement.

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01.                                     Financing Issues; Asset Sales.

(a)              Subject to Section 6.01(c) below, until the Discharge of Senior Obligations, if an Insolvency or Liquidation Proceeding has commenced, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party, each as holder of a Lien on the Collateral, will not contest, protest, or object to, and each Second Priority Debt Party will be deemed to have consented to,

(1)                                 any use, sale, or lease of “cash collateral” (as defined in section 363(a) of the Bankruptcy Code), and

(2)                                 Borrower or any other Grantor obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”) if the Administrative Agent consents in writing to such use, sale, or lease, or DIP Financing, provided that

(A)                               Second Priority Representative otherwise retains its Lien on the Collateral,

(B)                               any Second Priority Debt Party may seek adequate protection as and to the extent permitted by Section 6.03 and, if such adequate protection is not granted, Second Priority Representative may object under this Section 6.01 solely on such basis,

(C)                               after taking into account the use of cash collateral and the principal amount of any DIP Financing (after giving effect to any Refinancing of Senior Obligations) on any date, the sum of the then outstanding principal amount of any Senior Obligations and any DIP Financing that in each case comprise principal in respect of loans or notes outstanding under the Senior Debt Documents or DIP Financing documentation does not exceed the Senior Cap on such date, and

(D)                               such DIP Financing and the Liens securing such DIP Financing are pari passu with or superior in priority to the then outstanding Senior Obligations and the Liens securing such Senior Obligations.

(b)                                 Subject to Section 6.01(c) below, any customary and reasonable “carve-out” or other similar administrative priority expense or claim consented to in writing by Senior Representative to be paid prior to the Discharge of Senior Obligations will be deemed for purposes of Section 6.01(a):

(1)                                 to be a use of cash collateral, and

(2)                                 not to be a principal amount of DIP Financing at the time of such consent.

No Second Priority Debt Party may provide DIP Financing to a Borrower or other Grantor secured by Liens equal or senior in priority to the Liens securing any Senior Obligations, or provide any DIP Financing unless no Senior Secured Party offers to provide DIP Financing to the extent permitted under Section 6.01(a) on or before the date of the hearing to approve DIP Financing.

To the extent any Senior Secured Party proposes to provide DIP Financing, the Second Priority Debt Parties shall be provided a reasonable opportunity to provide up to the Specified Portion of such DIP Financing upon the terms proposed by such Senior Secured Party, provided that the Second Priority Debt Parties shall, on or after the consummation of such DIP Financing, be allowed to vote no more than the Specified Portion of the claims constituting such DIP Financing.

(c)                                  Nothing in this Section 6.01 or this Agreement limits or impairs the right of Second Priority Representative to object to any motion regarding DIP Financing (including a DIP Financing proposed by one or more Senior Secured Parties) or cash collateral to the extent that the DIP Financing or use of cash collateral does not meet the requirements of Section 6.01(a).

(d)                                 Second Priority Representative, as holder of a Lien on the Collateral and on behalf of the Second Priority Debt Parties, will not contest, protest, or object, and will be deemed to have consented pursuant to section 363(f) of the Bankruptcy Code, to a Disposition of Collateral free and clear of its Liens or other interests under section 363 of the Bankruptcy Code if Senior Representative consents in writing to the Disposition, provided that either (i) pursuant to court order, the Liens of Second Priority Debt Parties attach to the net Proceeds of the Disposition with the same priority and validity as the Liens held by Second Priority Debt Parties on such Collateral, and the Liens remain subject to the terms of this Agreement, or (ii) the Proceeds of a Disposition of Collateral received by Senior Representative in excess of those necessary to achieve the Discharge of Senior Obligations are distributed in accordance with the UCC, applicable law and this Agreement, and provided, further that the Second Priority Debt Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such sale or disposition under Section 363(k) of the Bankruptcy Code (or any similar provision under the Bankruptcy Code or any other applicable law), so long as any such credit bid provides for the Discharge of Senior Obligations.

SECTION 6.02.                                     Relief from the Automatic Stay.  Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative; provided, however, that upon the filing of any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior Secured Party, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under the Second Priority Debt Facility, may similarly seek relief from stay to exercise such Second Priority Representative’s rights and remedies in a manner consistent with this Agreement.

SECTION 6.03.                                     Adequate Protection.  Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Representative or any Senior Secured Parties for adequate protection, (b) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection, or (c) the payment of interest and the reasonable fees costs, or charges of any Senior Representative or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law and otherwise payable under the Senior Debt Documents or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law unless the payment of any such claim is conditioned on the occurrence of the Discharge of Senior Obligations.  Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional or replacement collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (other than in a role of DIP Financing provider), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a replacement Lien or superpriority claim on such additional or replacement collateral, which Lien or superpriority claim is subordinated to the Liens securing or claims with respect to all Senior Obligations and such DIP Financing (and all obligations relating thereto and any reasonable “carve-out”) on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement, and (ii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of additional or replacement collateral, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative shall also be granted a senior Lien on such additional or replacement collateral as security for the Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto and any reasonable “carve-out”) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Second Priority Debt Parties shall be subject to Section 4.02), and (iii) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Debt Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Debt Party under their Second Priority Debt Facilities, agree that each Senior Representative shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the claims of the Second Priority Debt Parties (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any such superpriority claim so granted to the Second Priority Debt Parties shall be subject to Section 4.02).  Without limiting the generality of the foregoing, to the extent that the Senior Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, then the Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable); provided that if such payments are received by any Second Priority Debt Party prior to the Discharge of Senior Obligations, then upon the effective date of any plan or the conclusion or dismissal of any Insolvency or Liquidation Proceeding, the Second Priority Debt Parties will pay over to Senior Representative pursuant to Section 4.01 an amount equal to the lesser of (x) the total amount of such payments and (y) the amount necessary to achieve the Discharge of Senior Obligations.  The Senior Debt Parties reserve the right to contest any such payments to the Second Priority Debt Parties to the extent such payments are inconsistent with the terms of this Section 6.03.

SECTION 6.04.                                     Preference Issues.  If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of any Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as Proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05.                                     Separate Grants of Security and Separate Classifications.  Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed, confirmed or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Second Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions from the Shared Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution from the Shared Collateral is made in respect of the Second Priority Debt Obligations, with each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Debt Parties.

SECTION 6.06.                                     Application.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding.  The relative rights as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.  All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.07.                                     506(c) and 552 Claims.  Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) or Section 552 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any Shared Collateral.

SECTION 6.08.                                     Reorganization Securities; Voting.

(a)                                 If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Second Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b)                                 The Second Priority Debt Parties (whether in the capacity of a secured creditor or an unsecured creditor) may propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization of any Grantor so long as (i) such plan is not inconsistent with the provisions of this Agreement and (ii) (x) such plan provides for the Discharge of Senior Obligations or (y) the Senior Secured Parties, as a class under any such plan, vote to accept such plan of reorganization.

SECTION 6.09.                                     Section 1111(b) of the Bankruptcy Code.  The Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, shall not object to, oppose, or support any objection of any election by a Senior Secured Party under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.  The Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law

SECTION 6.10.                                     Post-Petition Interest.

(a)                                 Neither the Second Priority Representative nor any other Second Priority Debt Party shall oppose or seek to challenge any claim by the Senior Priority Representative or any other Senior Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations consisting of claims for post-petition interest and reasonable fees or expenses subject to Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise.

(b)                                 Neither the Senior Priority Representative nor any other Senior Secured Party shall oppose or seek to challenge any claim by the Second Priority Representative or any other Second Priority Debt Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt Obligations consisting of claims for post-petition interest and reasonable fees or expenses subject to Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise.

ARTICLE VII

Reliance; Etc.

SECTION 7.01.                                     Reliance.  The consent by the Senior Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the Senior Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to any Grantor or any Subsidiaries thereof shall be deemed to have been given and made in reliance upon this Agreement.  Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

SECTION 7.02.                                     No Warranties or Liability.  Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, acknowledges and agrees that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.  The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Second Priority Representative or Second Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Borrower or any Subsidiaries of the Borrower (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Senior Obligations, the Second Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03.                                     Obligations Unconditional.  All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a)                                 any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;

(b)                                 any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Senior Debt Document or of the terms of any Second Priority Debt Document; provided that (i) any such increase in the Senior Obligations that comprise principal in respect of loans or notes outstanding under the Senior Debt Documents shall not increase the sum of the outstanding principal amount under the Senior Debt Documents to an amount in excess of the Senior Cap and (ii) any such increase in the Second Priority Debt Obligations that comprise principal in respect of loans or notes outstanding under the Second Priority Debt Documents shall not increase the sum of the outstanding principal amount under the Second Priority Debt Documents to an amount in excess of the Second Priority Cap;

(c)                                  any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt Obligations or any guarantee thereof;

(d)                                 the commencement of any Insolvency or Liquidation Proceeding in respect of any Borrower or any other Grantor; or

(e)                                  any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) any Borrower or any other Grantor in respect of the Senior Obligations (other than as set forth in Section 5.06 hereof or other payments or performance) or (ii) any Second Priority Representative or Second Priority Debt Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01.                                     Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern.  Notwithstanding the foregoing, (i) the relative rights and obligations of the Administrative Agent, the Senior Representatives and the Senior Secured Parties (as amongst themselves) with respect to any Senior Collateral shall be governed by the terms of any applicable Pari Intercreditor Agreement and in the event of any conflict between any Pari Intercreditor Agreement and this Agreement with respect to such rights and obligations, the provisions of such Pari Intercreditor Agreement shall control, (ii) the relative rights and obligations of the Initial Second Priority Representative, the other Second Priority Representatives and the Second Priority Secured Parties (as amongst themselves) with respect to any Second Priority Collateral shall be governed by the terms of any applicable Pari Intercreditor Agreement and in the event of any conflict between any Pari Intercreditor Agreement and this Agreement with respect to such rights and obligations, the provisions of such Pari Intercreditor Agreement shall control and (iii) the relative rights and obligations of the Senior Secured Parties and the Second Priority Secured Parties, on the one hand, and the ABL Secured Parties, on the other hand, with respect to any Shared Collateral shall be governed by the terms of the ABL/Term Intercreditor Agreement and in the event of any conflict between the ABL/Term Intercreditor Agreement, this Agreement and any Pari Intercreditor Agreement with respect to such rights and obligations, the provisions of the ABL/Term Intercreditor Agreement shall control.

SECTION 8.02.                                     Continuing Nature of this Agreement; Severability.  Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred.  This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor or any Subsidiaries thereof constituting Senior Obligations in reliance hereon.  The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.03.        Amendments; Waivers.

(a)                                 No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)                                 This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility) and the Grantors.  Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Second Priority Debt Parties and their respective successors and assigns.

(c)                                  Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Second Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 8.04.        Information Concerning Financial Condition of the Borrower and the Subsidiaries.  The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of any Grantor or any Subsidiary thereof and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt Obligations.  The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that any Senior Representative, any Senior Secured Party, any Second Priority Representative or any Second Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05.        Subrogation.  Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

SECTION 8.06.        Application of Payments.  Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, in accordance with the terms of the Senior Debt Documents.  Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07.        Additional Grantors.  The Grantors agree that, if any Subsidiaries of the Borrower shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument substantially in the form of Annex I.  Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such instrument shall not require the consent of any other party hereunder except to the extent to the extent obtained on or prior to such date, and will be acknowledged by the Designated Second Priority Representative and the Designated Senior Representative.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.08.        [Reserved].

SECTION 8.09.        Additional Debt Facilities.  To the extent, but only to the extent, permitted by the provisions of the Senior Debt Documents and the Second Priority Debt Documents, the Borrower may incur or issue and sell one or more series or classes of Second Priority Debt and one or more series or classes of Additional Senior Debt, and (a) any such additional class or series of Second Priority Debt (the “Second Priority Class Debt”) may be secured by a junior priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Second Priority Class Debt, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable of this Section 8.09 and (b) any such additional class or series of Senior Facilities (the “Senior Class Debt”; and the Senior Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”; and the Senior Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties”; and the Senior Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of this Section 8.09.  In order for a Class Debt Representative to become a party to this Agreement:

(i)                  such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Second Priority

Class Debt Representative) or Annex III (if such Representative is a Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii)               the Borrower shall have delivered to the Designated Senior Representative a certificate from a Responsible Officer stating that the conditions set forth in this Section 8.09 are satisfied (or waived) with respect to such Class Debt and, if requested, true and complete copies of each of the material Second Priority Debt Documents or material Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct in all material respects by an Authorized Officer of each Borrower; and identifying the obligations to be designated as Additional Senior Debt or Second Priority Debt, as applicable, and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Debt, on a pari passu basis with the Senior Obligations, under each of the Senior Debt Documents and the Second Priority Debt Documents and (II) in the case of Second Priority Debt, on a junior basis to the Senior Obligations, under each of the Senior Debt Documents and the Second Priority Debt Documents; and

(iii)            the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

SECTION 8.10.        Consent to Jurisdiction; Waivers.  Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, and each Grantor, irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Collateral Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 8.11;

(d)                                 agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holdings or any Borrower or any other Grantor in any other jurisdiction; and

(e)                                  without limitation of any indemnification obligations made by a Grantor in favor of any Secured Party, waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

SECTION 8.11.        Notices.  All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)                  if to any Borrower or any Grantor, to the Borrower, at its address at:

99 Cents Only Stores LLC

4000 Union Pacific Avenue

City of Commerce, California 90023
Attn:  Felicia Thornton, Chief Financial Officer

with copies to (which shall not constitute notice):

Proskauer Rose LLP
2049 Century Park East
Los Angeles, CA 90067
Attn: Michael A. Woronoff, Esq.

(ii)               if to the Initial Second Priority Representative to it at:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Josh James, Vice President

Fax: (612) 217-5651

Email: jjames@wilmingtontrust.com

with a copy to (which shall not constitute notice):

Duane Morris LLP

222 Delaware Avenue, Suite 1600

Wilmington, Delaware 19801

Attn: Chris Winter, Esq.

Fax:  (302) 397-2455

Email: cmwinter@duanemorris.com

(iii)            if to the Administrative Agent, to it at:

Royal Bank of Canada

RBC Agency Services Group

200 Bay Street, 12th Floor, South Tower
Toronto, Ontario M5J 2W7

Attn:  Susan Khokher

with a copy to (which shall not constitute notice):

Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Randal D. Palach, Esq.

(iv)           if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, faxed, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a fax or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.  As agreed to in writing among each Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 8.12.        Further Assurances.  Each Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility for which it is acting, each Second Party Representative, on behalf of itself, and each Second Priority Debt Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13.        GOVERNING LAW; WAIVER OF JURY TRIAL.

(A)                               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B)                               EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8.14.        Binding on Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties, the Borrower, the other Grantors party hereto and their respective permitted successors and assigns.

SECTION 8.15.        Section Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

SECTION 8.16.        Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8.17.        Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  The Administrative Agent represents and warrants that this Agreement is binding upon the Credit Agreement Secured Parties under the Credit Agreement Loan Documents.  The Initial Second Priority Representative represents and warrants that this Agreement is binding upon the Initial Second Priority Debt Parties under the Second Priority Debt Documents.

SECTION 8.18.        No Third Party Beneficiaries; Successors and Assigns.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of and bind each of the Senior Secured Parties and the Second Priority Debt Parties.  Nothing in this Agreement shall impair, as between the Borrower and the other Grantors and the Senior Representatives and the Senior Secured Parties, and as between the Borrower and the other Grantors and the Second Priority Representatives and the Second Priority Debt Parties, the obligations of the Borrower and the other Grantors, which are absolute and unconditional, to pay principal, interest, fees and other amounts as provided in the Senior Debt Documents and the Second Priority Debt Documents respectively.

SECTION 8.19.        Effectiveness.  This Agreement shall become effective when executed and delivered by the all parties hereto.

SECTION 8.20.        Administrative Agent and Representative.  (a)  It is understood and agreed that (i) the Administrative Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the Credit Agreement and the provisions of Article XI of the Credit Agreement shall also apply to the Administrative Agent hereunder and (ii) Wilmington Trust, National Association is entering into this Agreement in its capacity as administrative agent and collateral agent under the Initial Second Priority Credit Agreement and the provisions of Article XI of the Initial Second Priority Credit Agreement applicable to the Administrative Agent thereunder shall also apply to the Administrative Agent hereunder.

(b)                                 Each Representative and Secured Party hereby (i) appoints the Designated Term Debt Representative to act as the “Term Agent” under and as defined in the ABL/Term Intercreditor Agreement and (ii) acknowledges and agrees that the Secured Obligations constitute “Term Obligations” under and as defined in the ABL/Term Intercreditor Agreement.  Without limitation of the foregoing, each Representative and Secured Party further acknowledges and agrees that it will be bound by and will take no actions contrary to the provisions of the ABL/Term Intercreditor Agreement, consents to the subordination of Liens on the ABL Priority Collateral (as defined in the ABL/Term Intercreditor Agreement) securing the Secured Obligations on the terms set forth in the ABL/Term Intercreditor Agreement and authorizes and instructs the Designated Term Debt Representative to subject the Liens on the Shared Collateral securing the Secured Obligations to the provisions of the ABL/Term Intercreditor Agreement.  As between the Secured Parties, on one hand, and the ABL Secured Parties, on the other hand, the Designated Term Debt Representative (or any person authorized by it) shall have the exclusive right on behalf of the Secured Parties to enforce rights, exercise remedies (including setoff and the right to credit bid debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any other Representative or any Secured Party, in each case to the extent that such exercise or enforcement is governed by the ABL/Term Intercreditor Agreement; provided, however, that, solely as among the Secured Parties, nothing in this Section 8.20(b) shall impair the rights or obligations of any Representative or Secured Party to take such actions with respect to the Shared Collateral in relation to the other Secured Parties as may be otherwise required or authorized pursuant to this Agreement.

(c)                                  Each Representative and Secured Party hereby acknowledges that one or more of the Representatives may from time to time enter into the ABL/Term/Notes Intercreditor Agreement pursuant to the Senior Debt Documents and/or the Second Priority Debt Documents, as applicable,  and in such event hereby (i) appoints the Designated Term Debt Representative to act as the “Designated Term Debt Representative” under and as defined in the ABL/Term/Notes Intercreditor Agreement and (ii) acknowledges and agrees that the Secured Obligations constitute “Senior Obligations” under and as defined in the ABL/Term/Notes Intercreditor Agreement.  Without limitation of the foregoing, each Representative and Secured Party further acknowledges and agrees that it will be bound by and will take no actions contrary to the provisions of the ABL/Term/Notes Intercreditor Agreement and authorizes and instructs the Designated Term Debt Representative to subject the Liens on the Shared Collateral securing the Secured Obligations to the provisions of the ABL/Term/Notes Intercreditor Agreement.  As between the Secured Parties, on one hand, and the ABL Secured Parties and the Junior Priority Debt Parties (as defined in the ABL/Term/Notes Intercreditor Agreement), on the other hand, the Designated Term Debt Representative (or any person authorized by it) shall have the exclusive right on behalf of the Secured Parties to enforce rights, exercise remedies (including setoff and the right to credit bid debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any other Representative or any Secured Party, in each case to the extent that such exercise or enforcement is governed by the ABL/Term/Notes Intercreditor Agreement; provided, however, that, solely as among the Secured Parties, nothing in this Section 8.20(c) shall impair the rights or obligations of any Representative or Secured Party to take such actions with respect to the Shared Collateral in relation to the other Secured Parties as may be otherwise required or authorized pursuant to this Agreement.

(d)                                 The Designated Term Debt Representative, acting in such capacity, shall have no obligation whatsoever to any other Representative or Secured Party to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, and shall not in such capacity have any duties or responsibilities to any other Representative, Secured Party or any other Person.

(e)                                  The Designated Term Debt Representative shall not have by reason of this Agreement, the ABL/Term Intercreditor Agreement, the ABL/Notes/Term Intercreditor Agreement or any other document, a fiduciary relationship in respect of any Representative or any Secured Party, and each, Representative, for itself and on behalf of each Secured Party under its applicable Debt Facility, hereby waives and releases the Designated Term Debt Representative from all claims and liabilities arising from the Designated Term Debt Representative acting in such capacity.

SECTION 8.21.        Relative Rights.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) (except to the extent expressly contemplated herein) amend, waive or otherwise modify the provisions of any Senior Debt Document or any Second Priority Debt Documents, or permit the Borrower or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any Senior Debt Document or any Second Priority Debt Documents, (b) change the relative priorities of the Senior Obligations or the Liens granted under the Senior Collateral Documents on the Shared Collateral (or any other assets) as among the Senior Secured Parties, (c) otherwise change the relative rights of the Senior Secured Parties in respect of the Shared Collateral as among such Senior Secured Parties, (d) change the relative priorities of the Second Priority Debt Obligations or the Liens granted under the Second Priority Collateral Documents on the Shared Collateral (or any other assets) as among the Second Priority Secured Parties or (e) otherwise change the relative rights of the Second Priority Secured Parties in respect of the Shared Collateral as among such Second Priority Secured Parties.

SECTION 8.22.        No Effect on Other Interests.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall restrict or have any effect on any rights or duties any Second Priority Debt Party (including its directors, officers, employees or affiliates) may have in any capacity other than as a Second Priority Debt Party, including without limitation, its capacity as a direct or indirect holder of equity of any Grantor or Guarantor, a member of the Board of Directors of any Grantor or Guarantor, or a holder of any other obligations of Grantor or Guarantor, including, without limitation, any fiduciary obligations with respect thereto.

SECTION 8.23.        Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Susan, Khokher
Name: Susan, Khokher
Title: Manager, Agency

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Initial Second Priority Representative

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Vice President

Signature Page to

[Term Loan Intercreditor Agreement]

99 CENTS ONLY STORES LLC,

By:	/s/ Felicia Thornton
Name: Felicia Thornton
Title: Chief Financial Officer

NUMBER HOLDINGS, INC.

By:	/s/ Felicia Thornton
Name: Felicia Thornton
Title: Chief Financial Officer

99 CENTS ONLY STORES TEXAS, INC.

By:	/s/ Felicia Thornton
Name: Felicia Thornton
Title: Chief Financial Officer

Signature Page to

[Term Loan Intercreditor Agreement]

ANNEX I

SUPPLEMENT NO. [  ], dated as of [  ], to the TERM LOAN INTERCREDITOR AGREEMENT, dated as of November 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Intercreditor Agreement”), among NUMBER HOLDINGS, INC. (“Holdings”), 99 CENTS ONLY STORES LLC (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), ROYAL BANK OF CANADA, as Administrative Agent under the Credit Agreement, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Priority Representative, and the additional Representatives from time to time a party thereto.

A.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Intercreditor Agreement.  Section 1.02 contained in the Term Loan Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.            The Grantors have entered into the Term Loan Intercreditor Agreement.  Pursuant to the Credit Agreement, certain Additional Senior Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Borrower are required to enter into the Term Loan Intercreditor Agreement.  Section 8.07 of the Term Loan Intercreditor Agreement provides that such Subsidiaries may become party to the Term Loan Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement, the Second Priority Debt Documents and Additional Senior Debt Documents.

Accordingly, the Designated Senior Representative and the New Subsidiary Grantor agree as follows:

SECTION 1.  In accordance with Section 8.07 of the Term Loan Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Term Loan Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Term Loan Intercreditor Agreement applicable to it as a Grantor thereunder.  Each reference to a “Grantor” in the Term Loan Intercreditor Agreement shall be deemed to include the New Grantor.  The Term Loan Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Grantor represents and warrants to the Designated Senior Representative and the other Secured Parties on the date hereof that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor.  Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Term Loan Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Annex II-1

SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Term Loan Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Term Loan Intercreditor Agreement.  All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the Term Loan Intercreditor Agreement.

SECTION 8.  The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative to the extent reimbursable under the Senior Debt Documents.

Annex I-2

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Representative have duly executed this Supplement to the Term Loan Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By:
Name:
Title:

Acknowledged by:

[•],
as Designated Senior Representative

By:
Name:
Title:

[•],
as Designated Second Priority Representative

By:
Name:
Title:

Annex I-3

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [  ], dated as of [  ], to the TERM LOAN INTERCREDITOR AGREEMENT, dated as of November 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Intercreditor Agreement”), among NUMBER HOLDINGS, INC. (“Holdings”), 99 CENTS ONLY STORES LLC (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), ROYAL BANK OF CANADA, as Administrative Agent under the Credit Agreement, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Priority Representative, and the additional Representatives from time to time a party thereto.

A.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Intercreditor Agreement.  Section 1.02 contained in the Term Loan Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.                                    As a condition to the ability of the Borrower to incur Second Priority Debt and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Grantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Second Priority Class Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Term Loan Intercreditor Agreement.  Section 8.09 of the Term Loan Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Term Loan Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Term Loan Intercreditor Agreement.  The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Representative and the New Representative agree as follows:

SECTION 1.  In accordance with Section 8.09 of the Term Loan Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Term Loan Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Term Loan Intercreditor Agreement applicable to it as a Second Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Priority Debt Parties.  Each reference to a “Representative” or “Second Priority Representative” in the Term Loan Intercreditor Agreement shall be deemed to include the New Representative.  The Term Loan Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee under [describe new facility]], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in

Annex II-1

respect of such Second Priority Class Debt will be subject to and bound by the provisions of the Term Loan Intercreditor Agreement as Second Priority Debt Parties.

SECTION 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative.  Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Term Loan Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Term Loan Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Term Loan Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8.  The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative to the extent reimbursable under the Senior Debt Documents.

Annex II-2

IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the Term Loan Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

Attention of:

Telecopy:

[•],
as Designated Senior Representative

By:
Name:
Title:

Annex II-3

Acknowledged by:

99 CENTS ONLY STORES LLC

By:
Name:
Title:

NUMBER HOLDINGS, INC.

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Annex II-4

Schedule I to the
Representative Supplement to the
Term Loan Intercreditor Agreement

Grantors

[                          ]

Annex II-5

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [  ], dated as of [  ], to the TERM LOAN INTERCREDITOR AGREEMENT, dated as of November 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Intercreditor Agreement”), among NUMBER HOLDINGS, INC. (“Holdings”), 99 CENTS ONLY STORES LLC (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), ROYAL BANK OF CANADA, as Administrative Agent under the Credit Agreement, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Priority Representative, and the additional Representatives from time to time a party thereto.

A.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Intercreditor Agreement.  Section 1.02 contained in the Term Loan Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.                                    As a condition to the ability of the Borrower to incur Senior Class Debt after the date of the Term Loan Intercreditor Agreement and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Senior Collateral Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Term Loan Intercreditor Agreement.  Section 8.09 of the Term Loan Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Term Loan Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Term Loan Intercreditor Agreement.  The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Representative and the New Representative agree as follows:

SECTION 1.  In accordance with Section 8.09 of the Term Loan Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Term Loan Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Term Loan Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Debt Parties.  Each reference to a “Representative” or “Senior Representative” in the Term Loan Intercreditor Agreement shall be deemed to include the New Representative.  The Term Loan Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee under [describe new facility]], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class

Annex III-1

Debt will be subject to and bound by the provisions of the Term Loan Intercreditor Agreement as Secured Parties.

SECTION 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative.  Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Term Loan Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Term Loan Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Term Loan Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8.  The Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative to the extent reimbursable under the Senior Debt Documents.

Annex III-2

IN WITNESS WHEREOF, the New Representative and the Designated Senior Representative have duly executed this Representative Supplement to the Term Loan Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

Attention of:

Telecopy:

[•],
as Designated Senior Representative

By:
Name:
Title:

Annex III-3

Acknowledged by:

99 CENTS ONLY STORES LLC

By:
Name:
Title:

NUMBER HOLDINGS, INC.

By:
Name:
Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Annex III-4

Schedule I to the
Representative Supplement to the
Term Loan Intercreditor Agreement

Grantors

[               ]

Annex III-5